UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2025

Coty Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35964	13-3823358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue
New York, NY	10118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

5.600% Senior Notes due 2031

On October 15, 2025, Coty Inc. (“Coty”), together with its wholly-owned subsidiaries, HFC Prestige Products, Inc. and HFC Prestige International U.S. LLC (the “Co-Issuers” and, collectively with Coty, the “Issuers”), completed its previously announced private offering of $900.0 million aggregate principal amount of the Issuers’ 5.600% senior notes due 2031 (the “Notes”).

The Notes are senior unsecured obligations of the Issuers and are not guaranteed by any of Coty’s subsidiaries. The Notes are equal in right of payment with all of the Issuers’ existing and future senior indebtedness and are effectively junior to all of the Issuers’ existing and future indebtedness that is secured by a lien on any of their assets, to the extent of the value of such collateral. If at any time and for so long as the Notes cease to maintain investment grade ratings from at least two of three ratings agencies, the Notes will be fully and unconditionally guaranteed on a senior secured basis by each of Coty’s subsidiaries (other than the Co-Issuers) that guarantee, and will be secured by first-priority liens on the same collateral that secures, Coty’s obligations under its existing senior secured credit facilities and under Coty’s and the Co-Issuers’ existing senior secured notes. Any guarantees and liens on collateral will thereafter be subject to suspension and release if the Notes again maintain investment grade ratings from at least two of three ratings agencies, and no default has occurred and is continuing.

The Notes were offered and sold in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Indenture

The Notes were issued pursuant to an Indenture, dated as of October 15, 2025 (the “Indenture”), among the Issuers and Deutsche Bank Trust Company Americas, as trustee, registrar and paying agent. The Notes will accrue interest at the rate of 5.600% per annum and will mature on January 15, 2031. Interest on the Notes will be payable semi-annually in arrears on January 15 and July 15 of each year, commencing on January 15, 2026.

At any time and from time to time prior to December 15, 2030 (one month prior to the maturity date (the “Par Call Date”)), the Issuers may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus the Applicable Premium, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. At any time on or after the Par Call Date, the Issuers may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

Upon the occurrence of certain change of control triggering events with respect to the Notes, the Issuers will be required to offer to repurchase all or part of the Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

Most of the covenants contained in the Indenture are suspended for so long as the Notes maintain investment grade ratings from at least two of three ratings agencies and, therefore, the Indenture only limits Coty’s ability, and the ability of its restricted subsidiaries (which include the Co-Issuers), to, (i) create liens and enter into sale and leaseback transactions and (ii) consolidate, merge, sell or otherwise dispose of all or substantially all of the assets of Coty and its restricted subsidiaries.

If at any time and for so long as the Notes cease to maintain investment grade ratings from at least two of three ratings agencies, the covenants in the Indenture will also limit Coty’s ability, and the ability of its restricted subsidiaries (which include the Co-Issuers), to, among other things:

•	incur additional indebtedness, guarantee indebtedness or issue disqualified stock or, in the case of such subsidiaries, preferred stock;

•	pay dividends on, repurchase or make distributions in respect of their capital stock or make other restricted payments;

•	make certain investments or acquisitions;

•	sell, transfer or otherwise convey certain assets;

•	enter into agreements restricting certain subsidiaries’ ability to pay dividends or make other intercompany transfers;

•	enter into certain transactions with affiliates; and

•	prepay certain kinds of indebtedness.

The covenants are subject to a number of exceptions and qualifications set forth in the Indenture. The Indenture also provides for customary events of default.

The foregoing description of the Indenture and Notes does not purport to be complete and is qualified in its entirety by reference to the full and complete text of the Indenture and the Notes, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of October 15, 2026, among Coty Inc., HFC Prestige Products, Inc., HFC Prestige International U.S. LLC and Deutsche Bank Trust Company Americas, as trustee, registrar and paying agent.

4.2	Form of 5.600% Senior Notes due 2031 (included in Exhibit 4.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: October 15, 2025	By:	/s/ Laurent Mercier
	Name:	Laurent Mercier
	Title:	Chief Financial Officer